UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2013

Commission File Number: 333- 152535

China Electronics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	98- 0550385
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

Building 3, Binhe District, Longhe East Road, Lu’an City, Anhui Province, PRC 237000
(Address of principal executive offices)

011-86-564-3224888
(Registrant’s telephone number, including area code)

Buyonate, Inc
# 803-5348 Vegas Drive, Las Vegas, NV 89108
(Former name, former address and former fiscal year, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    Changes in Registrant’s Certifying Accountant

 On October 23, 2013, the Board of Directors of China Electronics Holdings, Inc. (the “Company”) approved the dismissal of  Kabani &Company, Inc. (“Kabani”) as our independent certified public accounting firm.

Concurrent with this action, our Board of Directors appointed UltraCPA LLP (“UltraCPA”)as our new independent certified public accounting firm on October 23, 2013. UltraCPA is located at 475 El Camino Real, Suite 208, Millbrae, CA 94030, U.S.A

Our financial statements for the years ended December 31, 2010, 2011 and 2012 were audited by Kabani. Kabani’s reports on our  financial statements for the three most recent fiscal years did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2010, 2011 and 2012, the interim period ended March 31, 2013, and through the date of discontinuance of Kabani’s engagement as the Company’s independent accountant, there were no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of  Kabani, would have caused it to make reference to the subject matter of the disagreement in its reports on our financial statements for such periods.

The Company has provided Kabani with a copy of From 8-K dated October 23, 2013 and Form 8-K/A dated November 14, 2013 prior to its filing with the SEC and requested it to furnish a letter addressed to the SEC stating whether it agrees with the statements made above in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. Attached as Exhibit 16.1 is a copy of Kabani’s letter to the SEC, dated November 14, 2013.

Except as set forth in the immediately preceding sentence, during the two most recent fiscal years of Kabani’s engagement, and any subsequent interim period prior to Kabani’s dismissal, and during the period prior to the engagement of UltraCPA,  neither the Company nor anyone on the Company's behalf consulted with UltraCPA regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or (ii) the type of audit opinion that might be rendered on the Company's financial statements, either written or oral advice in reaching a decision as to any accounting, auditing or financial reporting issues, or (iii) any matter that was either the subject of a disagreement or a reportable event between the Company and Kabani as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

The Company has authorized Kabani to respond fully to all inquiries of UltraCPA.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description	Exhibit Index

16.1	Letter from Kabani & Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2013

China Electronics Holdings, Inc.

By:	/s/ Hailong Liu
Hailong Liu
Chief Executive Officer